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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 28, 2005
                                                         --------------

                                ABLE ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       001-15035                22-3520840
--------------------------------------------------------------------------------
(States or Other Jurisdiction    (Commission file Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                198 GREEN POND ROAD, ROCKAWAY, NJ         07866
           --------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


        Registrants' telephone number, including area code (973) 625-1012
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

Able Energy, Inc. announced today that its Audit Committee has retained independent counsel to assist the Audit Committee in its investigation of information recently forwarded to the Committee regarding trading of the Company's securities.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of August, 2005.


                                        ABLE ENERGY, INC.


                                        By: /s/ Christopher P. Westad
                                            ------------------------------------
                                        Name:  Christopher P. Westad
                                        Title: President and Interim Chief
                                               Executive Officer